                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                        May 12, 2005
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)

     Colorado                            0-11730                  84-1089377
--------------------                -------------------        ----------------
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
   of incorporation)                                          Identification No.)

6405 218th Street, SW, Suite  305, Mountlake Terrace, Washington        98403
----------------------------------------------------------------        -----
(Address of principal executive offices)                              (Zip Code)

                                       (425) 329-2300
                                       --------------
                    (Registrant's telephone number, including area code)

                    _____________________N/A___________________________
               (Former name or former address, if changed since last report)

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year.

On May 12, 2005, the Board of Directors  amended the third  paragraph of Article
III,  Section  2 of the  Bylaws to change  the date by which a  majority  of the directors have to be independent to July 1, 2006 from June 1, 2005.

The directors also amended the last paragraph of Article III,  Section 11 of the bylaws to  change  the  second  sentence  so that  members  of the  Compensation
Committee  are  no  longer  required  to be  independent  but  must  not  be our employees.  The directors  let stand the provision  that requires all members of the Audit Committee to be independent.

Item 9.01. Financial Statements and Exhibits.

     Exhibit 3.      Bylaws as amended through May 12, 2005

                                         SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2005                       COGNIGEN NETWORKS, INC.

                                          /s/ Thomas S. Smith
                                          -------------------
                                          Thomas S. Smith
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit 3.     Bylaws as amended through May 12, 2005